                                                                    Exhibit 10.3

                     FIRST AMENDMENT TO TERM LOAN AGREEMENT

            FIRST AMENDMENT, dated as of February 25, 2004 (this "First Amendment"), with Lehman Brothers Inc., as sole advisor, sole lead arranger and sole book runner, to the Term Loan Agreement, dated as of May 30, 2003 (as amended by this First Amendment and as otherwise amended, supplemented or modified from time to time, the "Credit Agreement"), among Williams Production Holdings LLC, a Delaware limited liability company ("Holdings"), Williams Production RMT Company, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto as lenders (the "Lenders"), Lehman Brothers Inc. and Banc of America Securities LLC, as joint advisors, joint lead arrangers and joint book runners, Citicorp USA, Inc. and JPMorgan Chase Bank, as co-syndication agents, Bank of America, N.A., as documentation agent, and Lehman Commercial Paper Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                  WITNESSETH:

            WHEREAS, Holdings and the Borrower have requested that the Administrative Agent and each of the Lenders agree to amend certain provisions of the Credit Agreement;

            WHEREAS, such amendments include adding a Tranche C Term Loan Facility (as defined below) and using the proceeds thereof to prepay the existing Term Loans;

            WHEREAS, for ease of reference and documentation, this First Amendment redefines the existing Term Loans (and related definitions) as Tranche B Term Loans (and comparable related definitions); and

            WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

            1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

            2.    Amendment to Subsection 1.1 (Defined Terms). (a) Subsection
1.1 of the Credit Agreement is hereby amended by deleting the defined term "Term Loan Percentage".

            (b)   Subsection 1.1 of the Credit Agreement is hereby amended by
(i) deleting the defined terms "Applicable Margin", "Consolidated Interest Expense", "Facility", "Term Loan", and "Term Loan Commitment" and (ii) substituting in lieu thereof the following definitions:

            "`Applicable Margin': (a) with respect to Tranche B Term Loans, a rate per annum equal to 2.75% for Base Rate Loans and a rate per annum equal to 3.75% for Eurodollar Loans, and (b) with respect to Tranche C Term Loans, a rate per annum equal to 1.50% for Base Rate Loans and a rate per annum equal to 2.50% for Eurodollar Loans, provided, that at any time after the First Amendment Effective Date, and so long as, the Facility is assigned a senior secured credit rating of Ba3 or better from Moody's, the rate per annum with respect to Tranche C Term Loans shall be equal to 1.25% for Base Rate Loans and 2.25% for Eurodollar Loans. Each change in the Applicable Margin pursuant to the proviso above shall be effective on the date of the public announcement of such senior secured credit rating by Moody's."

            "`Consolidated Interest Expense': of any Person for any period, the sum (without duplication) of (i) total cash interest expense (including that attributable to Capital Lease Obligations) of such Person and its Subsidiaries for such period with respect to all outstanding Indebtedness (other than the RMT Senior Notes) of such Person and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers' acceptance financing and net costs of such Person under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP, and excluding all fees and expenses incurred in connection with this Agreement), provided that for the fiscal quarters ending September 30, 2003, December 31, 2003 and March 31, 2004, the amount of "Consolidated Interest Expense" pursuant to this clause (i) for the relevant period shall be deemed to equal such amount for such fiscal quarter (and each fiscal quarter commencing on or after July 1, 2003) multiplied by 4, 2 and 4/3, respectively, plus (ii) total accrued interest expense of such Person and its Subsidiaries for such period with respect to the RMT Senior Notes."

            "`Facility': each of (a) the Tranche B Term Loan Commitments and the Tranche B Term Loans made thereunder (the "Tranche B Term Loan Facility"), and (b) the Tranche C Term Loan Commitments and the Tranche C Term Loans made thereunder (the "Tranche C Term Loan Facility")."

            "`Term Loan Commitment': with respect to any Lender at any time, the Tranche B Term Loan Commitments or the Tranche C Term Loan Commitments of such Lender at such time."

            "`Term Loans': the collective reference to the Tranche B Term Loans and the Tranche C Term Loans."

            (c) The definition of "Disqualified Stock" in subsection 1.1 of the Credit Agreement is hereby amended by inserting the phrase "Tranche C" in the fifth line of such definition immediately before the words "Maturity Date".

            (d) The definition of "Interest Period" in subsection 1.1 of the Credit Agreement is hereby amended by deleting paragraph (2) in the proviso to such definition in its entirety and substituting in lieu thereof the following:

            "(2) any Interest Period that would otherwise extend beyond the date final payment is due on the Tranche B Term Loans or the Tranche C Term Loans, as the case may be, shall end on such due date, as applicable; and"

            (e) Subsection 1.1 of the Credit Agreement is hereby amended by adding alphabetically therein the following definitions:

            "'First Amendment': the First Amendment to this Agreement dated as of February 25, 2004."

            "'First Amendment Effective Date': as defined in the First
      Amendment."

            "'Lender Consent': as defined in the First Amendment."

            "'Tranche B Term Loan': as defined in Section 2.1(a)."

            "'Tranche B Term Loan Commitment': as to any Tranche B Term Loan Lender, the obligation of such Lender, if any, to have made on the Closing Date a Tranche B Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Tranche B Term Loan Commitments is $500,000,000."

            "'Tranche B Term Loan Facility': as defined in the definition of "Facility" in this Section 1.1."

            "'Tranche B Term Loan Lender': each Lender that has a Tranche B Term Loan Commitment or is a holder of a Tranche B Term Loan."

            "'Tranche B Term Loan Percentage': as to any Tranche B Term Loan Lender at any time, the percentage which such Lender's Tranche B Term Loan Commitment then constitutes of the aggregate Tranche B Term Loan Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender's Tranche B Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche B Term Loans then outstanding)."

            "'Tranche C Maturity Date': May 30, 2008."

            "'Tranche C Term Loan': as defined in Section 2.1(b)."

            "'Tranche C Term Loan Commitment': as to any Tranche C Term Loan Lender, the obligation of such Lender, if any, on the First Amendment Effective Date to make a Tranche C Term Loan or convert all or a portion of its Tranche B Term Loans to Tranche C Term Loans to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche C Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Consent delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Tranche C Term Loan Commitments is $497,500,000."

            "'Tranche C Term Loan Facility': as defined in the definition of "Facility" in this Section 1.1."

            "'Tranche C Term Loan Lender': each Lender that has a Tranche C Term Loan Commitment or is a holder of a Tranche C Term Loan."

            "'Tranche C Term Loan Percentage': as to any Tranche C Term Loan Lender at any time, the percentage which such Lender's Tranche C Term Loan Commitment then constitutes of the aggregate Tranche C Term Loan Commitments (or, at any time after the First Amendment Effective Date, the percentage which the aggregate principal amount of such Lender's Tranche C Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche C Term Loans then outstanding)."

            3. Amendment to Subsection 2.1 (Term Loan Commitments). Subsection 2.1 of the Credit Agreement is hereby amended by (a) amending all references therein (i) from "Lender" to "Tranche B Term Loan Lender", (ii) from "Lenders" to "Tranche B Term Loan Lenders", (iii) from "Term Loan" to "Tranche B Term Loan", (iv) from "Term Loans" to "Tranche B Term Loans" and (v) from "Term Loan Commitment" to "Tranche B Term Loan Commitment", (b) identifying the existing paragraph therein as paragraph "(a)", and (c) adding to such subsection at the end thereof the following:

            "(b) Subject to the terms and conditions hereof, the Tranche C Term Loan Lenders severally agree to make term loans (each, a "Tranche C Term Loan") to the Borrower on the First Amendment Effective Date in an amount for each Tranche C Term Loan Lender not to exceed the amount of the Tranche C Term Loan Commitment of such Tranche C Term Loan Lender. The Tranche C Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.8."

            4. Amendment to Subsection 2.2 (Procedure for Term Loan Borrowing). Subsection 2.2 of the Credit Agreement is hereby amended by (a) amending all references therein (i) from "Lender" to "Tranche B Term Loan Lender", (ii) from "Lenders" to "Tranche B Term Loan Lenders", (iii) from "Term Loan" to "Tranche B Term Loan", and (iv) from "Term Loans" to "Tranche B Term Loans", (b) identifying the existing paragraph therein as paragraph "(a)", and
(c) adding to such subsection at the end thereof the following:

            "(b) The Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the First Amendment Effective Date) requesting that the Tranche C Term Loan Lenders make the Tranche C Term Loans (or convert Tranche B Term Loans to Tranche C Term Loans) on the First Amendment Effective Date. The Tranche C Term Loans made on the First Amendment Effective Date initially shall be Eurodollar Loans. Upon receipt of such Borrowing Notice the

      Administrative Agent shall promptly notify each Tranche C Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the First Amendment Effective Date, each Tranche C Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Tranche C Term Loan or Tranche C Term Loans to be made by such Tranche C Term Loan Lender (or notify the Administrative Agent to convert an equal aggregate principal amount of Tranche B Term Loans held by such Tranche C Term Loan Lender to Tranche C Term Loans). The Administrative Agent shall apply the aggregate of the amounts made available to the Administrative Agent by each Tranche C Term Loan Lender in accordance with Section 2.13 as in effect prior to the First Amendment Effective Date to prepay the Tranche B Term Loans (or convert Tranche B Term Loans into an equal principal amount of Tranche C Term Loans held by such Tranche C Term Loan Lender).

            (c) Notwithstanding anything to the contrary in this Agreement or the First Amendment, the Interest Period and the respective Eurodollar Rate in effect on the First Amendment Effective Date in respect of the Tranche B Term Loans that are being converted to Tranche C Term Loans on the First Amendment Effective Date (the "Current Interest Period") will continue to be in effect for such Tranche C Term Loans following the First Amendment Effective Date, and for any new Tranche C Term Loan funded on the First Amendment Effective Date the initial Interest Period will end on the last day of the Current Interest Period and the Eurodollar Rate during such initial Interest Period will equal the Eurodollar Rate applicable to the converted Tranche C Term Loans during the Current Interest Period."

            5. Amendment to Subsection 2.3 (Repayment of Term Loans). Subsection 2.3 of the Credit Agreement is hereby amended by (a) amending all references therein (i) from "Lender" to "Tranche B Term Loan Lender", (ii) from "Term Loans" to "Tranche B Term Loans", and (iii) from "Term Loan Percentage" to "Tranche B Term Loan Percentage", (b) identifying the existing paragraph therein as paragraph "(a)", and (c) adding to such subsection at the end thereof the following:

            "(b) The Tranche C Term Loans of each Tranche C Term Loan Lender shall mature in 17 consecutive quarterly installments, commencing on March 31, 2004, plus an 18th installment payable on May 30, 2008, each of which shall be in an amount equal to such Tranche C Term Loan Lender's Tranche C Term Loan Percentage multiplied by the percentage set forth below opposite such installment of the aggregate principal amount of Tranche C Term Loans made on the First Amendment Effective Date:

Installment                                         Percentage
-----------                                         ----------
March 31, 2004                                         0.25%
June 30, 2004                                          0.25%
September 30, 2004                                     0.25%
December 31, 2004                                      0.25%
March 31, 2005                                         0.25%
June 30, 2005                                          0.25%

Installment                                         Percentage
-----------                                         ----------
September 30, 2005                                     0.25%
December 31, 2005                                      0.25%
March 31, 2006                                         0.25%
June 30, 2006                                          0.25%
September 30, 2006                                     0.25%
December 31, 2006                                      0.25%
March 31, 2007                                         0.25%
June 30, 2007                                          0.25%
September 30, 2007                                     0.25%
December 31, 2007                                      0.25%
March 31, 2008                                         0.25%
May 30, 2008                                          95.75%"

            6. Amendment to Subsection 2.4 (Repayment of Term Loans; Evidence of Debt). (a) Paragraph (a) of subsection 2.4 of the Credit Agreement is hereby amended by (a) amending all references therein (i) from "Lender" to "Tranche B Term Loan Lender", (ii) from "Term Loan" to "Tranche B Term Loan", and (iii) from "Term Loans" to "Tranche B Term Loans", (b) identifying the existing paragraph therein as paragraph "(a)(i)", and (c) adding to such subsection at the end of paragraph (a)(i) the following:

            "(ii) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Tranche C Term Loan Lender the principal amount of each Tranche C Term Loan of such Tranche C Term Loan Lender in installments according to the schedule set forth in Section 2.3 (or on such earlier date on which the Tranche C Term Loans become due and payable pursuant to Section 7.1); provided that the Borrower shall repay the unpaid principal amount of the Term Loans on the Tranche C Maturity Date. The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Tranche C Term Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.10."

            (b) Paragraph (e) of subsection 2.4 of the Credit Agreement is hereby amended by adding to the end of such subsection the following:

            "Unless replaced by a Tranche C Term Note (as defined below), any Term Note outstanding on the First Amendment Effective Date will be deemed to evidence any Tranche C Term Loans into which the Tranche B Term Loans evidenced by such Term Note have been converted. The Borrower agrees that, upon the request to the Administrative Agent by any Tranche C Term Loan Lender, the Borrower will promptly execute and deliver to such Tranche C Term Loan Lender a promissory note of the Borrower evidencing any Tranche C Term Loans of such Tranche C Term Loan Lender, substantially in the form of Exhibit G-2 hereto (a "Tranche C Term Note"), with appropriate insertions as to date and principal amount; provided that if such Tranche C Term Loans were converted from Tranche B Term Loans evidenced by a Term Note on the First Amendment Effective Date, such Lender will promptly return such Term Note to the Borrower, if available."

            7. Amendment to Subsection 2.13 (Pro Rata Treatment and Payments). Subsection 2.13 of the Credit Agreement is hereby amended by inserting the phrase "Tranche B Term Loan Percentages and Tranche C" in the second line of paragraph (a) thereof immediately before the phrase "Term Loan Percentages".

            8. Amendment to Subsection 6.2 (Limitation on Indebtedness). Subsection 6.2 of the Credit Agreement is hereby amended by inserting the phrase "Tranche C" in the seventh line of paragraph (i) thereof immediately before the phrase "Maturity Date".

            9. Amendment to Subsection 6.5 (Limitation on Disposition of Property). Paragraph (f) of subsection 6.5 of the Credit Agreement is hereby amended by deleting the amount "$25,000,000" therein and inserting in lieu thereof the amount "$50,000,000".

            10. Amendment to Subsection 6.7 (Limitation on Investments). Paragraph (j) of subsection 6.7 of the Credit Agreement is hereby amended by deleting the amount "$100,000,000" therein and inserting in lieu thereof the amount "$125,000,000".

            11. Amendment to Subsection 8.7 (Indemnification). Subsection 8.7 of the Credit Agreement is hereby amended by amending all references therein from "Term Loan Percentages" to "Tranche B Term Loan Percentages or Tranche C Term Loan Percentages, as applicable,".

            12. Amendment to Subsection 9.1 (Amendments and Waivers). Subsection 9.1 of the Credit Agreement is hereby amended by adding to such subsection at the end thereof the following:

            "If, in connection with any proposed amendment, modification, waiver or termination (a "Proposed Change") requiring the consent of all affected Lenders, the consent of the holders of more than 66 2/3% of the sum of the aggregate unpaid principal amount of the Term Loans then outstanding is obtained but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 9.1 being referred to as a "Non-Consenting Lender"), then, as long as the Lender acting as the Administrative Agent is not a Non-Consenting Lender, at the Borrower's request, any other Lender or a replacement bank, financial institution or other entity acceptable to the Administrative Agent (any such Lender, bank, financial institution or other entity being referred to as a "Replacement Lender") shall have the right (but shall have no obligation) with the Administrative Agent's consent (which consent shall not be unreasonably withheld) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Administrative Agent's request, sell and assign to the Replacement Lender, all of the Loans of such Non-Consenting Lender for an amount equal to the principal balance of all Loans held by the Non-Consenting Lender and all accrued and unpaid interest and fees with respect thereto through the date of sale; provided, however, that such purchase and sale shall not be effective until (x) the Administrative Agent shall have received from such Replacement

      Lender an agreement in form and substance satisfactory to the Administrative Agent whereby such Replacement Lender shall agree to be bound by the terms hereof and (y) such Non-Consenting Lender shall have received payments of all Loans held by it and all accrued and unpaid interest and fees with respect thereto through the date of the sale. Each Lender agrees that, if it becomes a Non-Consenting Lender, it shall execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such sale and purchase and shall deliver to the Administrative Agent any Tranche C Term Note (if the assigning Lender's Loans are evidenced by a Tranche C Term Note) subject to such Assignment and Acceptance; provided, however, that the failure of any Non-Consenting Lender to execute an Assignment and Acceptance shall not render such sale and purchase (and the corresponding assignment) invalid."

            13. Amendment to Exhibits to Credit Agreement. The form of Tranche C Term Note attached hereto as Annex B is hereby added to the Credit Agreement as Exhibit G-2 thereto.

            14. Conditions to Effectiveness of this First Amendment. This First Amendment shall become effective upon the satisfaction of the following conditions precedent concurrently or prior to the extension of the Tranche C Term Loans (such date, the "First Amendment Effective Date"):

            (a) The Administrative Agent shall have received (i) counterparts of this First Amendment duly executed and delivered by each of Holdings, the Borrower, each of the Guarantors and the Administrative Agent, and (ii) a Lender Consent substantially in the form of Annex A hereto (the "Lender Consent"), duly executed and delivered by each of the Tranche C Term Loan Lenders.

            (b) The Administrative Agent shall have received a certificate of the Borrower, dated the First Amendment Effective Date, substantially in the form of Annex C hereto, with appropriate insertions and attachments.

            (c) Prior to and after giving effect to this First Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of such date (except (i) to the extent such representations and warranties were expressly made only as of a specific date, in which case such representations and warranties shall be true and correct as of such specific date, and (ii) the representation and warranty made in Section 3.19 of the Credit Agreement in respect of Schedule 3.19(a)-2 shall be true and correct as of the Closing Date), provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this First Amendment.

            (d) No Default or Event of Default shall have occurred and be continuing on the date hereof prior to or after giving effect to the transactions contemplated hereby.

            (e) The Borrower shall have paid to the Administrative Agent all outstanding fees, costs and expenses invoiced to the Borrower owing on the date hereof pursuant to the Credit Agreement or this First Amendment.

            (f) The Tranche B Term Loans outstanding on the First Amendment Effective Date shall be refinanced in full with the proceeds of Tranche C Term Loans or converted into Tranche C Term Loans at the request of the applicable Lender.

            Upon the extension of the Tranche C Term Loans, the First Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been satisfied (although the occurrence of the First Amendment Effective Date shall not relieve the Borrower from or otherwise waive any Default or Event of Default that may relate to any failure to satisfy one or more of the applicable conditions specified above or otherwise), and from and after such First Amendment Effective Date, each Tranche C Term Loan Lender executing and delivering a Lender Consent shall become a party to the Credit Agreement and have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the other provisions thereof.

            15. Continuing Effect; No Other Amendments. Except as expressly set forth in this First Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and Holdings and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose. The First Amendment shall constitute a Loan Document.

            16. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution and delivery of this First Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of Weil, Gotshal & Manges LLP and Gorsuch Kirgis LLP and the charges of IntraLinks.

            17. Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The execution and delivery of this First Amendment by the Loan Parties, the Lenders and the Administrative Agent shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans.

            18. Effect of Amendment. On the First Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that

(a) this First Amendment and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the "Obligations" (as defined in the Credit Agreement) under the Credit Agreement as in effect prior to the First Amendment Effective Date; (b) such "Obligations" are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this First Amendment; and (c) the Liens and security interests as granted under the Security Documents securing payment of such "Obligations" are in all respects continuing and in full force and effect and secure the payment of the "Obligations".

            19. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                         WILLIAMS PRODUCTION HOLDINGS LLC

                                         By:  /s/ Travis N. Campbell
                                             -----------------------------------
                                             Name: Travis N. Campbell
                                             Title: Treasurer

                                         WILLIAMS PRODUCTION RMT COMPANY

                                         By:  /s/ Travis N. Campbell
                                             -----------------------------------
                                             Name: Travis N. Campbell
                                             Title: Treasurer

                                         LEHMAN COMMERCIAL PAPER INC.,
                                         as Administrative Agent and as a Lender

                                         By:  /s/ Francis Chang
                                             -----------------------------------
                                             Name: Francis Chang
                                             Title: Vice President

                       [Signature Page to First Amendment]

Acknowledged and Agreed
as of the date hereof:

BARRETT RESOURCES INTERNATIONAL CORPORATION
BARGATH INC.
BARRETT FUELS CORPORATION
RULISON GAS COMPANY, LLC
BISON ROYALTY LLC
PICEANCE PRODUCTION HOLDINGS, LLC
RULISON PRODUCTION COMPANY LLC,
each as a Guarantor

By: /s/ Travis N. Campbell
   ------------------------------------
Name: Travis N. Campbell
Title: Treasurer

                       [Signature Page to First Amendment]